Exhibit 25.1

                              FORM T-1

                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                       STATEMENT OF ELIGIBILITY
              UNDER THE TRUST INDENTURE ACT OF 1939 OF A
               CORPORATION DESIGNATED TO ACT AS TRUSTEE

                 CHECK IF AN APPLICATION TO DETERMINE
                 ELIGIBILITY OF A TRUSTEE PURSUANT TO
                   SECTION 305(b)(2)           |__|


                         THE BANK OF NEW YORK
          (Exact name of trustee as specified in its charter)

 New York                                     13-5160382
 (State of incorporation                      (I.R.S. employer
 if not a U.S. national bank)                 identification
                                              no.)

 48 Wall Street, New York, N.Y.               10286
 (Address of principal executive offices)     (Zip code)



                   FIRST OF AMERICA BANK CORPORATION
           (Exact name of obligor as specified in its charter)


 Michigan                                     38-1971791
 (State of incorporation                      (I.R.S. employer
 if not a U.S. national bank)                 identification
                                              no.)

 211 South Rose Street
 Kalamazoo, Michigan                          49007
 (Address of principal executive offices)     (Zip code)

    8.12% Junior Subordinated Deferrable Interest Debentures, Series B
                  (Title of the indenture securities)


1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


 Name                                Address
 Superintendent of Banks of the      2 Rector Street, New York, N.Y.
 State of New York                   10016, and Albany, N.Y. 12203

 Federal Reserve Bank of New York    33 Liberty Plaza, New York,
                                     N.Y. 10045
 Federal Deposit Insurance           Washington, D.C.
 Corporation

 New York Clearing House             New York, N.Y.
 Association

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.





     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE
COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE
"ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                  SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the _____ day of ___________, 1997.


                             THE BANK OF NEW YORK



                              By:
                                  -------------------------
                                  Name:  Walter N. Gitlin
                                  Title: Vice President



























                                                          Exhibit 25.2

                                FORM T-1

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                         STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                      SECTION 305(b)(2)           |__|

                               ---------------

                            THE BANK OF NEW YORK
             (Exact name of trustee as specified in its charter)


 New York                                     13-5160382
 (State of incorporation                      (I.R.S. employer
 if not a U.S. national bank)                 identification
                                              no.)

 48 Wall Street, New York, N.Y.               10286
 (Address of principal executive offices)     (Zip code)


                  FIRST OF AMERICA CAPITAL TRUST I
          (Exact name of obligor as specified in its charter)


 Michigan                                     To Be Applied For
 (State of incorporation                      (I.R.S. employer
 if not a U.S. national bank)                 identification
                                              no.)

 c\o First of America Bank Corp.
 211 South Rose Street
 Kalamazoo, Michigan                          49007
 (Address of principal executive offices)     (Zip code)


                  8.12% Capital Securities, Series B
                  (Title of the indenture securities)


1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


 Name                            Address
 Superintendent of Banks of the  2 Rector Street, New York,
 State of New York               N.Y. 10016, and Albany, N.Y.
                                 12203

 Federal Reserve Bank of New     33 Liberty Plaza, New YOrk,
 York                            N.Y. 10045
 Federal Deposit Insurance       Washington, D.C.
 Corporation

 New York Clearing House         New York, N.Y.
 Association







     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE
COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE
"ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                  SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the _____ day of ___________, 1997.


                             THE BANK OF NEW YORK



                             By:
                                 -------------------------
                                 Name:  Walter N. Gitlin
                                 Title: Vice President





















                                                 Exhibit 25.3


                             FORM T-1

                 SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                      STATEMENT OF ELIGIBILITY
             UNDER THE TRUST INDENTURE ACT OF 1939 OF A
              CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE
                ELIGIBILITY OF A TRUSTEE PURSUANT TO
                 SECTION 305(b)(2)           |__|


                       THE BANK OF NEW YORK
        (Exact name of trustee as specified in its charter)


 New York                                     13-5160382
 (State of incorporation                      (I.R.S. employer
 if not a U.S. national bank)                 identification
                                              no.)

 48 Wall Street, New York, N.Y.               10286
 (Address of principal executive offices)     (Zip code)



                 FIRST OF AMERICA BANK CORPORATION
          (Exact name of obligor as specified in its charter)


 Michigan                                     38-1971791
 (State of incorporation                      (I.R.S. employer
 if not a U.S. national bank)                 identification
                                              no.)

 211 South Rose Street
 Kalamazoo, Michigan                          49007
 (Address of principal executive offices)     (Zip code)


                  Guarantee of 8.12% Capital Securities,
               Series B of First of America Capital Trust I
                  (Title of the indenture securities)


1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


 Name                            Address
 Superintendent of Banks of the  2 Rector Street, New York,
 State of New York               N.Y. 10016, and Albany, N.Y.
                                 12203

 Federal Reserve Bank of New     33 Liberty Plaza, New YOrk,
 York                            N.Y. 10045
 Federal Deposit Insurance       Washington, D.C.
 Corporation









 New York Clearing House         New York, N.Y.
 Association

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE
COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE
"ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                            SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the _____ day of ___________, 1997.


                             THE BANK OF NEW YORK



                              By:
                                  -------------------------
                                  Name:  Walter N. Gitlin
                                  Title: Vice President











